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                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): July 1, 2002

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
     (State or principal jurisdiction of          (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

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Items 1 through 4 and 6 through 9 are not included because they are inapplicable.

Item 5.  Other Events

Exelon Generation notified Edison International's subsidiary, Midwest Generation, on July 1, 2002, of Exelon
Generation's exercise of its option to purchase 1,265 megawatts, or MW, of capacity and energy during 2003 (of a possible total of 3,949 MW subject to option) from Midwest Generation's coal-fired generation units in Illinois in accordance with the terms of the existing power purchase agreement related to these units.  As a result, 2,684
MW of the capacity of these units will no longer be subject to the power purchase agreement after January 1,
2003.  Midwest Generation will sell the energy and capacity from the released units through a combination of bilateral agreements, forward sales and spot market sales.  The notification received from Exelon Generation has no effect on its commitments to purchase capacity from these units for the balance of 2002.

In a related action, Midwest Generation and Exelon Generation have agreed to amend the power purchase agreement related to Midwest Generation's Illinois peaker plants to reinstate within the terms of that agreement four of the oil peaker units at Midwest Generation's Fisk Station with a capacity of 160 MW which through the previous exercise of options by Exelon Generation had been released from the terms of that agreement.

Background

Midwest Generation is a wholly-owned subsidiary of Edison Mission Energy, which is a wholly-owned indirect subsidiary of Edison International.  In December 1999, Midwest Generation completed a transaction with
Commonwealth Edison, now a subsidiary of Exelon Corporation, to acquire from Commonwealth Edison its fossil-fuel generating plants located in Illinois.  In connection with the transaction, Midwest Generation entered into three power purchase agreements with terms of up to five years expiring on December 31, 2004, pursuant to which Exelon
Generation (another subsidiary of Exelon Corporation and successor to Commonwealth Edison under these contracts)
has the obligation to pay for and the right to purchase the capacity of and power generated by these plants.  One of these agreements relates to Midwest Generation's coal fired units, which for agreement purposes are divided into option units and committed units.  Under this agreement, Exelon Generation has the option, exercisable not later than 180 days prior to January 1, 2003, to retain under the terms of the agreement for 2003 the capacity of the option units (3,949 MW), with any such capacity not retained being released after January 1, 2003, from the terms of the agreement.  Exelon Generation has a similar option, exercisable not later than 180 days prior to
January 1, 2004, to retain or release for 2004 all or a portion of the option units retained for 2003 (1,265
MW).  It remains committed to purchase 1,696 MW of capacity from the committed units for 2003 and 2004.

The following table lists the coal-fired units from which Exelon Generation is committed to purchase capacity through 2004, the units for which Exelon Generation has exercised its call option for 2003, and the units which, as of January 1, 2003, will be released from the terms of the power purchase agreement, along with related pricing information set forth in the power purchase agreement.

                                            COAL-FIRED UNITS

------------------------------ ------------- ------------------------- ------------------------- -------------------
                                                    Summer (1)                NonSummer(1)
                                                 Capacity Charge             Energy Prices
                                                 ($ per MW Month)           ($ per MWMonth)            ($/MWhr)
------------------------------ ------------- ------------------------- ------------------------- -------------------
          Unit Name             Unit Size          2003         2002         2003         2002        2003      2002
------------------------------ ------------- ------------ ------------ ------------ ------------ --------- ---------

Committed Units
------------------------------ ------------- ------------ ------------ ------------ ------------ --------- ---------
    Waukegan Unit 7                     328       11,000       12,000        1,375        1,500      17.0      16.0
    Crawford Unit 8                     326       11,000       12,000        1,375        1,500      17.0      16.0
    Will County Unit 4                  520       11,000       12,000        1,375        1,500      17.0      16.0
    Joliet Unit 8                       522       11,000       12,000        1,375        1,500      17.0      16.0
------------------------------ ------------- ------------ ------------ ------------ ------------ --------- ---------
                                      1,696
------------------------------ ------------- ------------ ------------ ------------ ------------ --------- ---------
Option Units(2)
    Waukegan Unit 6                     100       21,300       15,520        2,663        1,940      20.0      19.0
    Waukegan Unit 8                     361       21,300       15,520        2,663        1,940      20.0      16.0
    Fisk Unit 19                        326       21,300       15,520        2,663        1,940      20.0      19.0
    Crawford Unit 7                     216       21,300       15,520        2,663        1,940      20.0      19.0
    Will County Unit 3                  262       21,300       15,520        2,663        1,940      20.0      16.0
------------------------------ ------------- ------------ ------------ ------------ ------------ --------- ---------
                                      1,265
------------------------------ ------------- ------------ ------------ ------------ ------------ --------- ---------
Released Units(3)
   Will County Unit 1                   156          (3)       15,520          (3)        1,940       (3)      16.0
   Will County Unit 2                   154          (3)       15,520          (3)        1,940       (3)      19.0
    Joliet Unit 6                       314          (3)       15,520          (3)        1,940       (3)      19.0
    Joliet Unit 7                       522          (3)       15,520          (3)        1,940       (3)      19.0
    Powerton Unit 5                     769          (3)       15,520          (3)        1,940       (3)      16.0
    Powerton Unit 6                     769          (3)       15,520          (3)        1,940       (3)      16.0
------------------------------ ------------- ------------ ------------ ------------ ------------ --------- ---------
                                      2,684
------------------------------ ------------- ------------ ------------ ------------ ------------ --------- ---------
                                      5,645
------------------------------ ------------- ------------ ------------ ------------ ------------ --------- ---------

    (1)  "Summer" months are June, July August, and September, and "Non-Summer" months are the remaining months in the year.

    (2)  Option units refer to those option units for which Exelon Generation has exercised its right to purchase capacity and energy during 2003 under the terms of the power purchase agreement.

    (3)  Released units refer to those option units for which Exelon Generation has not exercised its right to purchase capacity and energy during 2003, and which are thus released from the terms of the power purchase agreement.  After January 1, 2003, the price for energy and capacity from these units will be based upon either the terms of new bilateral contracts or prices received from forward and spot market sales.

Marketing and Trading Plans

Edison Mission Energy's subsidiary Edison Mission Marketing & Trading currently markets the electric power generated by Edison Mission Energy's 1,884 MW facility in Homer City, Pennsylvania under bilateral contracts or to the Pennsylvania-New Jersey-Maryland Power Pool (PJM) or the New York Independent System Operator (NYISO).  In
anticipation of the release of Illinois coal units from contract from January 2003, Edison Mission Marketing &
Trading has commenced forward sales of energy from the released units for 2003. In connection with these efforts,
Edison Mission Energy will continue to evaluate the marketing and trading potential of the released units.

These units are located in the Mid-America Interconnected Network, which has transmission connections to the East
Central Area Reliability Council and other regional markets.  Commonwealth Edison has recently announced its intention to join PJM which will provide efficient transmission interconnections into these markets as well.
Among the factors that will influence the price of power and volume of sales Midwest Generation will realize from the released units are:

o     prevailing market prices for fuel oil, coal and natural gas and associated transportation costs;

o     the extent of additional supplies of capacity, energy and ancillary services from current competitors or new market entrants, including the development of new facilities;

o     transmission congestion in and to each market area;

o     the market structure rules for each market area;

o     the availability, reliability and operation of nuclear generating plants;

o     weather conditions prevailing in surrounding areas from time to time;

o     the rate of growth in electricity usage as a result of factors such as regional economic conditions and the implementation of  conservation programs.

The following table lists the forward month-end market prices for energy per megawatt hour for the calendar 2003 and calendar 2004 "strips" as publicly quoted for sales "Into ComEd" and "Into Cinergy" during the first six months of 2002.  As indicated above, these forward prices will continue to fluctuate as a result of a number of factors, including gas prices, electricity demand, which is also affected by economic growth, and the amount of existing and planned power plant capacity.  The actual spot prices for electricity delivered into these markets may vary materially from the forward market prices.

      ------------------------------------------------------------------------------------------
                                                 Into ComEd
                                          2003                                 2004
                        -----------------------------------      -------------------------------
      Date                   On-Peak     Off-Peak     24-Hr      On-Peak     Off-Peak     24-Hr
      ----                   -------     --------     -----      -------     --------     ------
      January-02              $27.26       $18.34    $22.56       $28.72       $19.09    $23.65
      February-02              28.96        18.50     23.48        31.30        19.25     24.99
      March-02                 32.50        19.85     25.56        34.31        21.35     27.20
      April-02                 32.55        19.05     25.65        33.55        20.05     26.65
      May-02                   30.85        17.31     23.71        32.30        19.18     25.38
      June-02                  29.54        16.88     22.50        30.98        19.38     24.53
      ----------------- ------------- ------------ --------- ------------ ------------ ---------

      ------------------------------------------------------------------------------------------
                                               Into Cinergy
                                          2003                                 2004
                        -----------------------------------      -------------------------------
      Date                   On-Peak     Off-Peak     24-Hr      On-Peak     Off-Peak     24-Hr
      ----                   -------     --------     -----      -------     --------     ------
      January-02              $28.38       $18.77    $23.32        29.85       $19.52    $24.41
      February-02              30.30        18.75     24.25        32.64        19.50     25.75
      March-02                 33.82        20.15     26.33        35.63        21.65     27.97
      April-02                 34.03        19.75     26.73        35.03        20.75     27.73
      May-02                   31.74        18.88     24.96        33.97        20.75     27.00
      June-02                  31.08        18.25     23.95        32.50        20.75     25.97
      ----------------- ------------- ------------ --------- ------------ ------------ ---------

       (1) On-peak refers to the hours of the day between 7:00 AM and 11:00 PM Monday through Friday.  All other hours of the week are referred to as off-peak.

In addition to the prevailing market prices, the ability of Midwest Generation to derive profits from the sale of electricity from the released units will be affected by the cost of production, including costs incurred to comply with environmental regulations.  The costs of production of the released units vary and, accordingly, depending on market conditions, the amount of generation that will be sold from the released units is expected to vary from unit to unit.

Additional information about market risk exposures of Edison Mission Energy is contained in the "Management's
Discussion and Analysis of Results of Operations and Financial Condition - Market Risk Exposures - EME Issues"
that is incorporated by reference into Part II, Item 7 of Edison International's Annual Report on Form 10-K for
the year ended 2001.

It should be noted that the events referred to in this filing relate to Midwest Generation's coal-fired units in
Illinois.    By October 2nd of this year, Exelon Generation must notify Midwest Generation if they intend to release any of the units under the peaker or Collins Station power purchase agreements.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                      EDISON INTERNATIONAL
                                                                           (Registrant)

                                                                     /s/ KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

July 2, 2002